UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)    April 17, 2003
                                                          ---------------------

                             Ultratech Stepper, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                        0-22248                  94-3169580
----------------------------- ----------------------------   -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

          3050 Zanker Road, San Jose, California                95134
  --------------------------------------------------- --------------------------
         (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code     (408) 321-8835
                                                       ----------------------

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.   Exhibits



          Exhibit           Description
          -------           -----------
          99.1              Press release announcing Ultratech Stepper's
                            First Quarter 2003 earnings results.



Item 12.  Results of Operations and Financial Condition


On April 17, 2003 Ultratech Stepper Inc. released its first quarter 2003 financial results. The full text of this message is included as Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             ULTRATECH STEPPER, INC.
--------------------------------------------------------------------------------
                                  (Registrant)



Date: April 17, 2003  By: /s/BRUCE R. WRIGHT
      --------------      ----------------------------------------------------
                            Bruce R. Wright
                            Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------

99.1              Press release announcing Ultratech Stepper's
                  First Quarter 2003 earnings results.